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                                                                    Exhibit 32.2

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Granite Construction Incorporated (the "Company") does hereby certify to such officer's knowledge that:

         The Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-Q fairly presents in all material respects the financial condition and results of operations of the Company.

Dated: November 14, 2003                          /s/ William E. Barton
                                            ----------------------------------
                                            William E. Barton
                                            Senior Vice President
                                            and Chief Financial Officer